UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported):  May 10, 2011

SWIFT ENERGY COMPANY
(Exact name of Registrant as specified in its charter)

Texas	1-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16825 Northchase Drive, Suite 400
Houston, Texas 77060
(Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number)

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the May 10, 2011, annual meeting of shareholders, shareholders of Swift Energy Company (“Swift Energy” or the “Company”) approved amending the First Amended and Restated Swift Energy Company 2005 Stock Compensation Plan (the “2005 Plan”) to increase the number of shares of the Company’s common stock available for award by 1.4 million shares.  The amendment was recommended by the Company’s board of directors and described in the Company’s proxy statement for the 2011 annual meeting. A copy of the amendment is filed as Exhibit 10.1 hereto.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 7, 2011, subject to receipt of the requisite approval of the Company’s shareholders, the Board of Directors approved an amendment to the Company’s Restated Certificate of Formation to increase the number of authorized shares of common stock of the Company from 85 million shares to 150 million shares.  At the annual meeting of the shareholders held on May 10, 2011, such amendment was approved by more than 66-2/3% of the holders of the Company’s outstanding shares of common stock as of March 18, 2011.  Amendment No. 1 to the Restated Certificate of Corporation is filed as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated herein by reference.  The foregoing description of the amendment to the Restated Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1 to the Restated Certificate of Incorporation.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company’s annual meeting of shareholders was held on May 10, 2011. At the record date, 42,331,138 shares of common stock were outstanding and entitled to one vote per share upon all matters submitted at the meeting. At the annual meeting, Deanna L. Cannon and Douglas J. Lanier were elected to serve as directors of Swift Energy for three-year terms to expire at the 2014 annual meeting of shareholders. These directors were elected by the following votes:

Nominees for Director	For	Withheld
Deanna L. Cannon	21,602,890	14,560,679
Douglas J. Lanier	19,418,151	16,745,418

The following proposals were also approved at the annual meeting:

Proposal	For	Against	Abstain	Broker Non-Vote
Proposal to increase the number of shares of common stock that may be issued under the Company’s First Amended and Restated 2005 Stock Compensation Plan	23,796,756	12,349,186	17,627	2,604,118
Proposal to amend the Company’s Certificate of Formation to increase the number of authorized shares of common stock from 85 million to 150 million	28,651,553	10,090,620	25,509	0
Company’s Independent Auditor for the fiscal year ending December 31, 2011	36,508,875	2,251,434	7,376	0
Non-binding advisory vote on the compensation of the Company’s named executive officers as presented in the proxy statement	27,277,210	8,856,337	29,022	2,605,118

Proposal	1 year	2 years	3 years	Abstain	Broker Non-Vote
Non-binding advisory vote on the frequency of future advisory votes on executive compensation	32,128,933	55,055	3,948,755	30,826	2,604,118

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description
3.1	Amendment No. 1 to the Company’s Restated Certificate of Formation
10.1	Amendment No. 3 to the First Amended and Restated Swift Energy Company 2005 Stock Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 16, 2011

Swift Energy Company
By:	/s/ Bruce H. Vincent
Bruce H. Vincent President

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amendment No. 1 to the Company’s Restated Certificate of Formation
10.1	Amendment No. 4 to the First Amended and Restated Swift Energy Company 2005 Stock Compensation Plan